EXHIBIT 32.2


                            CERTIFICATION OF OFFICERS
                          OF US GLOBAL NANOSPACE, INC.
                            PURSUANT TO 18 USCss.1350


      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of US Global Nanospace, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

            (a) The quarterly report on Form 10-QSB for the quarter ended June 30, 2004 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

            (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 23, 2004

/s/ John Robinson
------------------------
John Robinson,
Chief Executive Officer


/s/ Julie Seaman
------------------------
Julie Seaman,
Chief Financial Officer